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                                                            EXHIBIT 10.1

                    THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment"), dated as of March 9, 1998, among U.S. Home Corporation, a Delaware corporation (the "Borrower"), the Lenders (the "Lenders") party to the Amended and Restated Credit Agreement dated as of May 28, 1997 (as amended by the Consent and First Amendment to Credit Agreement dated August 22, 1997, and by the Consent and Second Amendment to Credit Agreement dated January 15, 1998, the "Credit Agreement"), among the Borrower, such Lenders and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), and the Agent.

                                 RECITALS:

                  A. The Borrower, the Lenders and the Agent have previously entered into the Credit Agreement.

                  B.  The  parties   hereto  desire  to  amend  the  Credit
Agreement to modify the limitations on Investments provided for in Section 8.6(vi).

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

                  1.       DEFINITIONS

                  In addition to the terms defined herein, capitalized terms used in this Third Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  2.       INVESTMENTS IN JOINT VENTURES

                  Section 8.6(vi) is hereby modified by deleting the words "$35,000,000 in the aggregate" and inserting in place thereof the words "in the aggregate an amount equal to 15% of Consolidated Tangible Net Worth."

                  3.       MISCELLANEOUS

                  3.1 This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

                  3.2  In  all   respects,   including   all   matters   of
construction, validity and performance, this Third Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.
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                  IN  WITNESS  WHEREOF, this  Third Amendment has been duly
executed as of the date first above written.

                                U.S. HOME CORPORATION

                                By:/s/ Thomas A. Napoli
                                   -------------------------------------
                                   Name: Thomas A. Napoli
                                   Title: Vice President - Corporate
                                          Finance and Treasurer

                                LENDERS:

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                Individually and as Agent


                                By:/s/ Gregory A. Gilbert
                                   -------------------------------------
                                   Name: Gregory A. Gilbert
                                   Title: Vice President

                                GUARANTY FEDERAL BANK, F.S.B.

                                By:/s/ Randall S. Reid
                                   ------------------------------------
                                   Name: Randall S. Reid
                                   Title: Vice President

                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:/s/ Alain Papiasse
                                   -----------------------------------
                                   Name: Alain Papiasse
                                   Title: Executive Vice President

                                BANK ONE, ARIZONA, NA

                                By:/s/ Louis W. Morano, Jr.
                                   -----------------------------------
                                   Name: Louis W. Morano, Jr.
                                   Title: Assistant Vice President


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                                COMERICA BANK, a Michigan corporation

                                By:/s/ David J. Campbell
                                   ----------------------------------
                                   Name: David J. Campbell
                                   Title: Vice President

                                AMSOUTH BANK

                                By:/s/ Jerry E. Pate
                                   ----------------------------------
                                   Name: Jerry E. Pate
                                   Title: Senior Vice President